SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  October 24, 2011

TGC INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-32472	74-2095844
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

101 E. Park Blvd., Suite 955

Plano, TX  75074

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (972) 881-1099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On October 24, 2011, TGC Industries, Inc. (“TGC”) and Dawson Geophysical Company (“Dawson”) issued a joint press release providing (i) an update regarding the 10-day average of the volume weighted average price of Dawson common stock, (ii) a statement that TGC and Dawson have exchanged letters reflecting each of their suggested changes to various terms of the merger agreement, including the exchange ratio, (iii) an explanation that, pursuant to the terms of the merger agreement, the parties would be negotiating on October 26 and 27, 2011 regarding a possible adjustment to the exchange ratio and (iv) an explanation that if the parties do not reach an agreement on a possible adjustment to the exchange ratio, either party may terminate the parties’ merger agreement at any time on or after negotiations end on October 27, 2011.

A copy of the joint press release is included herein as Exhibit 99.1 and is incorporated by reference herein.

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Important Information For Investors and Shareholders

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  In connection with the proposed merger, Dawson filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that includes a definitive joint proxy statement/prospectus regarding the proposed merger.  The registration statement was declared effective by the SEC on September 23, 2011, and a definitive Proxy Statement/Prospectus has been mailed to Dawson and TGC shareholders on or about September 27, 2011 in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS OF TGC AND DAWSON ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors and shareholders may obtain free copies of the Proxy Statement/Prospectus as well as other documents containing important information about TGC and Dawson, through the website maintained by the SEC at www.sec.gov. TGC and Dawson make available free of charge at www.tgcseismic.com and www.dawson3d.com, respectively (in the “Investor Relations” section), copies of materials they file with, or furnish to, the SEC, or investors and shareholders may contact TGC at (972) 881-1099 or Dawson at (432) 684-3000 to receive copies of documents that each company files with or furnishes to the SEC.

Participants in the Proxy Solicitation

TGC, Dawson, and certain of their respective directors and officers may be deemed to be participants in the solicitation of proxies from the shareholders of TGC and Dawson in connection with the proposed transactions.  Information about the directors and officers of TGC is set forth in its Amendment No. 1 to Annual Report on Form 10-K/A, which was filed with the SEC on April 15, 2011.  Information about the directors and officers of Dawson is set forth in its proxy statement for its 2011 annual meeting of shareholders, which was filed with the SEC on December 7, 2010. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement/Prospectus and other relevant materials filed and to be filed with the SEC.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
99.1	Press release dated October 24, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TGC INDUSTRIES, INC.

Date: October 24, 2011	By:	/s/ Wayne A. Whitener
Wayne A. Whitener
President and CEO (Principal Executive Officer)

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release dated October 24, 2011.